CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Subei Business Development, Inc. f/k/a Edmonds 2 Inc., for the quarter ending April 30, 2005, I, Liansong Zhang, Chief Executive Officer and Chief Financial Officer of Subei Business Development, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending April 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending April 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Subei Business Development, Inc.

Dated:  June 13, 2005

SUBEI BUSINESS DEVELOPMENT INC.

By: /s/ Liansong Zhang
-------------------------------------
Chief Executive Officer and
Chief Financial Officer